SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 Date of Report
                        (Date of earliestevent reported):

                                December 19, 1996


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-12680                       22-2115841
    (State or other            Commission File Number        (I.R.S. Employer
     jurisdiction of                                         Identification No.)
     incorporation





                47941 Bayside Parkway, Fremont, California 94538
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 249-1144

         -------------------------------------------------------------

      This report on form 8-K, including all exhibits, contains 22 pages



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ITEM 2.  ACQUISITION OF ASSETS

        On December 19, 1996, Oryx Power Products Corporation, a wholly owned subsidiary of the registrant, Oryx Technology Corp., acquired all of the assets of Power Sensors Corporation, an Illinois corporation, for 6 percent of the outstanding Series A Common Stock of Oryx Power Products. Power Sensors is a developer and manufacturer of DC-to-DC power conversion products. The acquired assets include certain machinery and equipment which was used by Power Sensors to develop and manufacture the DC-to-DC power conversion products. Oryx Power Products intends to continue to use the machinery and equipment for these purposes.

         Power Sensors' President and Chief Executive Officer, Bharat Shah, its Vice President for Engineering, Paul Dickerson, and its Senior Staff Engineer, Michael Segal, all have accepted employment with Oryx Power Products.

ITEM 5.  OTHER EVENTS

         On December 23, 1996, the registrant completed a private placement of 1,134,130 shares of its common stock under Regulation S of the Securities Act of 1933, resulting in net proceeds of $1,954,362. In addition, the registrant issued to Yorkton Securities, Inc. a warrant to purchase 90,730 shares of common stock at a purchase price of $1.90 per share, in partial payment of placement agent fees incurred in connection with such offering.

         A portion of the proceeds of the Regulation S offering was used to repurchase from JW Charles Financial Services, Inc. (formerly known as Corporate Management Group, Inc.), the underwriters' Unit Purchase Warrant issued by the registrant in April, 1994. The Unit Purchase Warrant, if fully exercised, would have constituted ownership of approximately 900,000 shares of common stock of the registrant. In consideration of the sale of the Unit Purchase Warrant to the registrant, the registrant paid $475,000 to JW Charles Financial Services, Inc. and issued to JW Clearing Corp. 40,000 Common Stock Purchase Warrants, each warrant consisting of the right to purchase 1.9 shares of common stock at a purchase price of $3.50 per warrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  (2) Asset Purchase Agreement relating to the acquisition of Power Sensors Corporation by Oryx Power Products Corporation, dated December 19, 1996.

                  (99)     Press Release dated December 31, 1996.





                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 1997


                                              ORYX TECHNOLOGY CORP. (Registrant)


                                              By: /s/Arvind Patel
                                                  ____________________________
                                                  Arvind Patel
                                                  Chief Executive Officer


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